                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A

           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]     Preliminary Proxy Statement
[ ] CONFIDENTIAL, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]     Definitive Proxy Statement
[ ]     Definitive Additional Materials
[ ]     Soliciting Material Pursuant to ss.240.14a-12

                                ICU Medical, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


               Payment of Filing Fee (Check the appropriate box):

[X]     No fee required
[ ]     Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

        1)    Title of each class of securities to which transaction applies:

              ------------------------------------------------------------------

        2)    Aggregate number of securities to which transaction applies:

              ------------------------------------------------------------------

        3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

              ------------------------------------------------------------------

        4)    Proposed maximum aggregate value of transaction:

              ------------------------------------------------------------------

        5)    Total fee paid:

              ------------------------------------------------------------------

[ ]     Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

        1)    Amount Previously Paid:

              ------------------------------------------------------------------

        2)    Form, Schedule or Registration Statement No.:

              ------------------------------------------------------------------

        3)    Filing Party:

              ------------------------------------------------------------------

        4)    Date Filed:

              ------------------------------------------------------------------

                                ICU MEDICAL, INC.
                               951 CALLE AMANECER
                         SAN CLEMENTE, CALIFORNIA 92673
                             _______________________

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                             TO BE HELD MAY 28, 2004
                             _______________________


This Annual Meeting of Stockholders of ICU Medical, Inc. (the "Company") will be held by means of remote communication on the Internet at the Company's web site, www.icumed.com, and by conference telephone at (800) 915-4836, on Friday, May 28, 2004 at 9:00 a.m., Pacific Daylight Time, for the following purposes:

                  1. To elect two directors of the Company to serve for a term of three years and until their successors have been elected and qualified;

                  2. To ratify the selection of Deloitte & Touche LLP, as independent auditors for the Company for the year ending December 31, 2004; and

                  3. To transact such other business as may properly come before the Annual Meeting or any adjournment thereof.

         The Board of Directors has determined that only holders of Common Stock of record at the close of business on April 5, 2004 will be entitled to receive notice of, and to vote at, the Annual Meeting or any adjournment thereof.

         YOU MAY ATTEND THE ANNUAL MEETING BY EITHER CLICKING ON "ANNUAL MEETING" ON OUR WEB SITE, WWW.ICUMED.COM, OR CALLING (800) 915-4836 FROM A TOUCH-TONE TELEPHONE. IF YOU HOLD STOCK CERTIFICATES REGISTERED IN YOUR OWN NAME, YOU WILL NEED THE CONTROL NUMBER PRINTED ON THE ATTACHMENT TO THE ENCLOSED PROXY CARD TO VERIFY THAT YOU ARE A STOCKHOLDER OF RECORD. IF YOUR STOCK IS HELD IN "STREET NAME" BY YOUR BROKER OR OTHER NOMINEE, YOU WILL NEED TO PROVIDE THE NAME OF YOUR BROKER OR NOMINEE TO GAIN ACCESS TO THE ANNUAL MEETING.


                                              By Order of the Board of Directors

                                              /S/ FRANCIS J. O'BRIEN

                                              Francis J. O'Brien, Secretary

San Clemente, CA
April 19, 2004

                             YOUR VOTE IS IMPORTANT

         Even though you plan to attend the Annual Meeting in person by means of remote communication, please complete, sign, date and return the enclosed proxy promptly or submit your proxy over the Internet or by telephone. If you attend the Annual Meeting electronically, you may withdraw your proxy and vote in person. You will find information on submitting your proxy over the Internet and by telephone and information about voting in person at the Annual Meeting on the reverse side of this notice.


                          THANK YOU FOR ACTING PROMPTLY

HOW DO I SUBMIT MY PROXY?

         You will have the opportunity to attend the Annual Meeting by means of remote communication and vote during the Annual Meeting if you choose. Whether or not you vote during the Annual Meeting, it is important that your shares be represented and voted. If you are a stockholder of record, you can give a proxy to have your shares voted at the Annual Meeting either:

         o        by mailing the enclosed proxy card in the enclosed envelope;

         o        electronically, using the Internet; or

         o        over the telephone by calling a toll-free number.

         The Internet and telephone proxy submission procedures are set up for your convenience and are designed to verify your identity, to allow you to give voting instructions, and to confirm that those instructions have been properly recorded. If you are a stockholder of record and you would like to submit your proxy by telephone or by using the Internet, please refer to the specific instructions on the attachment to the enclosed proxy card. Alternatively, you may submit your proxy by mail by returning your signed proxy in the enclosed envelope. If we receive your proxy by mail, electronically or by telephone before the annual meeting, we will vote your shares as you direct.

         If you hold your shares in "street name," you must give voting instructions in the manner prescribed by your broker or nominee. Your broker or nominee has enclosed or provided a voting instruction card for you to use in directing the broker or nominee how to vote your shares.


HOW CAN I VOTE MY SHARES IN PERSON AT THE MEETING?

         If you are a stockholder of record, you may vote your shares at the Annual Meeting by telecopier or facsimile. The procedures for voting during the Annual Meeting are designed to verify your identity and allow you to vote. You should retain the attachment to the proxy card enclosed with this Proxy Statement on which your unique control number appears. You will need to write this control number on your ballot to verify your identity.

         To vote during the meeting, access the Company's website at www.icumed.com, then click on the Investors tab, and click on the icon that says "Voting Ballot." You may download and print the ballot. Alternatively, you may request that a ballot be faxed to you by calling Investor Relations at (800) 824-7890 any time before 4:00 PM PDT on May 27, 2004. After you have marked your votes and recorded your control number on your ballot, you may fax the ballot to the Company at (949) 366-8368. Ballots must be received before the polls are closed during the Annual Meeting to be counted. We anticipate that the polls will be open from approximately 9:15 to 9:40 AM PDT on May 28, 2004.

         Even if you currently plan to attend the Annual Meeting, we recommend that you also submit your proxy as described above so that your vote will be counted if you later decide not to attend the Annual Meeting. If you vote by proxy and then decide to attend the Annual Meeting, you will be able to vote during the Annual Meeting, even if you have previously submitted your proxy.


                  YOUR VOTE IS IMPORTANT. THANK YOU FOR VOTING.

                                ICU MEDICAL, INC.

                               951 CALLE AMANECER
                         SAN CLEMENTE, CALIFORNIA 92673

                                 PROXY STATEMENT


         This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of ICU Medical, Inc. (the "Company") for use at the Annual Meeting of Stockholders to be held by means of remote communication on the Internet at the Company's web site, www.icumed.com, and by conference telephone at (800) 915-4836, on Friday, May 28, 2004 at 9:00 a.m., Pacific Daylight Time, and at any adjournments thereof, for the purposes set forth herein and in the accompanying Notice.

         The approximate date of mailing of this Proxy Statement and the accompanying proxy is April 19, 2004. This Proxy Statement was also posted on the Company's web site, www.icumed.com, on April 20, 2004.

ATTENDANCE BY REMOTE COMMUNICATION

         The Annual Meeting will be held entirely by remote communication on the Internet, as permitted by Delaware law. There will be no physical location at which stockholders may attend the Annual Meeting, but stockholders may attend and participate in the meeting electronically. Stockholders who participate in the Annual Meeting by means of remote communication will be deemed to be present in person and will be able to vote during the Annual Meeting at the times that the polls are open. Stockholders who wish to attend the meeting should go to www.icumed.com, click on the Investors tab and click on the icon that says "Annual Meeting" or telephone (800) 915-4836 at least 10 minutes before the beginning of the meeting to register their attendance and complete the verification procedures to confirm that they were stockholders of record as of April 5, 2004, the record date. Stockholders of record will need to provide the control number on the attachment to the enclosed proxy card to verify their identity.

         Beneficial owners whose stock is held for them in street name by their brokers or other nominees may also attend the meeting by going to www.icumed.com, clicking on the Investors tab and clicking on the icon that says "Annual Meeting" or telephoning (800) 915-4836 at least 10 minutes before the beginning of the meeting. Such beneficial owners may not vote at the meeting, and may only cause their shares to be voted by providing voting instructions to the persons who hold the beneficial owners' shares for them. Beneficial owners will need to provide the name of the broker or other nominee that holds their shares to gain access to the meeting.

         There is additional information about voting at the Annual Meeting on the opposite page. Stockholders may also obtain additional information about accessing and voting at the Annual Meeting by calling Investor Relations at 800-824-7890.

PROXY INFORMATION

         A stockholder giving a proxy may revoke it at any time before it is exercised by filing with the Secretary of the Company a written notice of revocation or a duly executed proxy bearing a later date. The powers of the proxy holders will be suspended if the person executing the proxy is present at the Annual Meeting electronically and elects to vote in person. Subject to such revocation or suspension, all shares represented by each properly executed proxy received by the Company will be voted in accordance with the instructions indicated thereon, and if instructions are not indicated, will be voted in favor of (i) the election of the nominees for director named in, or otherwise nominated as set forth in this Proxy Statement, and, (ii) the proposal to ratify the selection of indepdent auditors.

RECORD DATE AND VOTING

         As of April 5, 2004 the outstanding voting securities of the Company consisted of 13,716,827 shares of $.10 par value Common Stock. Each stockholder of record at the close of business on April 5, 2004 is entitled to one vote for each share then held on each matter submitted to a vote of stockholders. The presence in person electronically or by proxy of holders of a majority of the issued and outstanding Common Stock will constitute a quorum for the transaction of such business as shall properly come before the meeting.

         Directors are elected by a plurality of the votes of the shares present in person electronically or by proxy and entitled to vote on the election of directors. Generally, stockholder approval of other matters, such as the ratification of the selection of independent auditors, requires the affirmative vote of a majority of the shares present in person or represented by proxy and entitled to vote on the matter. Shares voted to abstain on such a matter will be treated as entitled to vote on the matter and will thus have the same effect as "no" votes. Broker non-votes on such matters are not counted as entitled to vote on a matter in determining the number of affirmative votes required for approval of the matter, but are counted as present for quorum purposes.

         The term "broker non-votes" refers to shares held by a broker in street name that are present by proxy but are not voted on a matter pursuant to rules prohibiting brokers from voting on non-routine matters without instructions from the beneficial owner of the shares. The election of directors and ratification of the selection of independent certified public accountants are generally considered to be routine matters on which brokers may vote without instructions from beneficial owners.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth information as to shares of Common Stock owned as of April 5, 2004, by (i) each person who, insofar as the Company has been able to ascertain, beneficially owned more than five percent of the outstanding Common Stock, (ii) each director, (iii) each nominee for election as a director, and (iv) all directors and officers as a group. Unless otherwise indicated in the footnotes following the table, and subject to community property laws where applicable, the Company believes that the persons as to whom the information is given have sole voting and investment power over the shares listed as beneficially owned. The business address of the George A. Lopez, M.D. Second Family Limited Partnership, the Lopez Family Trust, George A. Lopez, M.D. and Diana K. Lopez, M.D. is 951 Calle Amanecer, San Clemente, California 92673.

                                                                                         SHARES           PERCENT
                                                                                         OWNED               OF
                                                                                      BENEFICIALLY        CLASS(1)
                                                                                      ------------        --------
      George A. Lopez, M.D........................................................    3,875,818 (3)         23.7%
      George A. Lopez, M.D. Second Family Limited Partnership ....................    1,186,843 (2)          8.7%
      Wasatch Advisors, Inc. .....................................................    2,790,592 (7)         20.3%
        150 Social Hall Avenue, Salt Lake City, UT 84111
      FMR Corp. ..................................................................    1,590,881 (7)         11.6%
        82 Devonshire Street, Boston, MA 02109
      Kayne Anderson Rudnick Investment Management, LLC...........................    1,011,332 (7)          7.4%
        1800 Avenue of the Stars, Second Floor, Los Angeles, CA 90067
      Columbia Wanger Asset Management, L.P.......................................      901,500 (7)          6.6%
        227 West Monroe Street, Suite 3000, Chicago, IL 60606
      Lord, Abbett & Co. .........................................................      875,572 (7)          6.4%
        90 Hudson Street, Jersey City, NJ 07302
      Eaton Vance Management......................................................      724,986 (7)          5.3%
        255 State Street, Boston, MA 02109
      Rice Hall James & Associates LLC............................................     699, 030 (7)          5.1%
       600 West Broadway, Suite 1000, San Diego, CA 92101
      Jack W. Brown...............................................................       39,375 (5)          *
      John J. Connors.............................................................       35,625 (5)          *
      Michael T. Kovalchik III, M.D...............................................       37,687 (5)          *
      Joseph R. Saucedo...........................................................       28,505 (5)   *
      Richard H. Sherman, M.D.....................................................      110,926 (5)          *
      Robert S. Swinney, M.D......................................................       35,875 (4)(5)       *

      All officers and directors as a group (11 persons)..........................    4,340,482 (6)         26.0%

---------------
*    Less than one percent

(1) Based on total shares of Common Stock outstanding plus outstanding options to acquire Common Stock currently exercisable or exercisable within 60 days held by the beneficial owner whose percent of outstanding stock is calculated.

(2) Dr. George A. Lopez is the general partner of the George A. Lopez, M.D. Second Family Limited Partnership (the "Partnership") and holds a one-percent general partnership interest in the Partnership. As general partner, he has the power to vote and power to dispose of the 1,186,843 shares owned by the Partnership and may be deemed to be a beneficial owner of such shares. Trusts for the benefit of Dr. Lopez's children, the Christopher George Lopez Children's Trust and the Nicholas George Lopez Children's Trust, own a 99% limited partnership interest in the Partnership. Dr. Lopez is not trustee of and has no interest in his children's Trusts. Except to the extent of the undivided one percent general partnership interest in the assets of the Partnership, Dr. Lopez disclaims any beneficial ownership of the shares owned by the Partnership.

(3) Includes options to acquire 2,652,761 shares. Also includes the 1,186,843 shares owned by the Partnership, as to which shares Dr. Lopez disclaims any beneficial ownership except to the extent described in Note (2). Includes 49,351 shares owned by the Lopez Family Trust. Dr. George A. Lopez and his wife, Dr. Diana K. Lopez, are trustees and beneficiaries of the Family Trust; except to the extent of their pecuniary interests as beneficiaries of the Family Trust, the Drs. Lopez disclaim any beneficial ownership of the shares owned by the Family Trust. Does not include 174,400 held by Dr. Diana K. Lopez as Trustee of the Lopez CRT #1 for the benefit of the Drs. Lopez, as to which shares Dr. George A. Lopez has no voting or investment power and disclaims any beneficial ownership.

(4) Does not include 750 shares owned by Dr. Swinney's wife as to which he has no voting or investment power and disclaims any beneficial ownership.

(5)  Includes options to acquire 28,125 shares.

(6)  Includes options to acquire 2,990,508 shares.

(7) Information included solely in reliance information included in a Statement on Schedule 13D or 13G filed with the Securities and Exchange Commission by the indicated holder.

                              ELECTION OF DIRECTORS

NOMINEES AND DIRECTORS

         Two directors, of the seven directors currently constituting the Board of Directors, are to be elected at the Annual Meeting and to hold office until the 2007 Annual Meeting and until their successors are elected and qualified. The Company's Board of Directors is divided into three classes. Each year a different class of directors is elected at the Annual Meeting to a three-year term.

         In the election of directors, the proxy holders intend to vote for the election of George A. Lopez, M.D. and Robert S. Swinney, M.D., who are now members of the Board and whose current terms of office are expiring. It is not anticipated that the nominees will decline or be unable to serve as directors. If, however, that should occur, the proxy holders will vote the proxies in their discretion for any nominee designated to fill the vacancy by the Company's Nominating/Corporate Governance Committee.

                                                       CURRENT
                                            DIRECTOR    TERM
               NAME                    AGE   SINCE     EXPIRES                 PRINCIPAL OCCUPATION
------------------------------------   ---  --------   -------      --------------------------------------------
George A. Lopez, M.D. ..............   56     1984       2004       Chairman of the Board, President and Chief
                                                                    Executive Officer of the Company

Jack W. Brown.......................   64     1992       2006       Former Chairman of the Board and President
                                                                    of Gish Biomedical, Inc., disposable medical
                                                                    devices

John J. Connors, Esquire............   64     1992       2005       Patent Attorney, founder, Connors &
                                                                    Associates, a legal network serving
                                                                    inventors and entrepreneurs

Michael T. Kovalchik III, M.D. .....   58     1989       2005       Physician and Director of Gambro Healthcare
                                                                    Kidney Center, Torrington, Connecticut;
                                                                    Chairman Ethics Committee, Charlotte
                                                                    Hungerford Hospital, Torrington, Connecticut

Joseph R. Saucedo ..................   60     2001       2005       Chairman and President of Bolsa Resources,
                                                                    Inc., a management consulting firm

Richard H. Sherman, M.D. ...........   57     1990       2006       Physician and Assistant Chair, Department of
                                                                    Medicine, Bay Health Medical Center,
                                                                    Milford Memorial Hospital, Milford, Delaware

Robert S. Swinney, M.D. ............   58     1998       2004       Physician and member of the faculty of the
                                                                    Los Angeles County-University of Southern
                                                                    California Medical Center

         Dr. Lopez is the founder of the Company and has served as Chairman of the Board, President and Chief Executive Officer for more than five years. Dr. Lopez has held various offices and served as a director of the Company since its founding in 1984 with some interruptions in service.

         Messrs. Brown, Connors and Saucedo and Drs. Kovalchik, Sherman and Swinney have been engaged in their current occupations for more than five years. Mr. Connors previously served as a director from December 1988 to July 1989. Dr. Swinney previously served as a director from 1989 to October 1995.

BOARD COMMITTEES AND ATTENDANCE AT MEETINGS

         The Board of Directors has standing Audit, Compensation and Nominating/Corporate Governance Committees.

         AUDIT COMMITTEE. The Board of Directors has an Audit Committee, which consists of Messrs. Brown, Connors and Saucedo (Chairman). As more fully described in the Audit Committee Charter, the Audit Committee oversees the accounting and financial reporting processes of the Company and audits of its financial statements. The Audit Committee met six times in 2003.

         During 2003, the Audit Committee consisted of three directors who are independent directors as defined under the listing standards of the Nasdaq National Market System. The Company's Board of Directors adopted a revised Audit Commitee charter on July 25, 2003 which is attached to this proxy statement as Appendix I.

         The Board of Directors has determined that Joseph R. Saucedo is an "audit committee financial expert" and is "independent," as both those terms are defined by Securities and Exchange Commission regulations.

         COMPENSATION COMMITTEE. The Board of Directors has a Compensation Committee, consisting of Messrs. Brown, Connors and Saucedo, Drs. Kovalchik (Chairman), Sherman and Swinney. The Board has determined that all members of the Compensation Committee are independent directors under the listing standards of the Nasdaq Stock Market. The Compensation Committee, as more fully described in the Compensation Committee Report, discharges the responsibilities of the Board of Directors relating to executive and director compensation, and oversees incentive, equity based and other compensatory plans in which executive officers and key employees of the Company participate, including authorization of the grant of stock options. The Compensation Committee met three times in 2003.

         NOMINATING/CORPORATE GOVERNANCE COMMITTEE. The Nominating/Corporate Governance Committee (the "Committee" under this heading) consists of Drs. Kovalchik, Sherman and Swinney, each of whom the Board of Directors has determined is independent under the listing standards of the Nasdaq National Market System. The Committee operates pursuant to a written charter adopted by the Board of Directors on July 25, 2003, a copy of which can be found on the Company's web site, www.icumed.com. The Committee's role is to recommend to the Board of Directors policies on Board composition and criteria for Board membership, to identify individuals qualified to serve as directors and approve candidates for director and to recommend directors for appointment to committees of the Board of Directors. The Committee also makes recommendations to the Board of Directors concerning the Company's corporate governance guidelines and codes of ethics and business conduct, oversees internal investigations of conduct of senior executives, if necessary, and conducts evaluations of the performance of the Board of Directors. The Committee, which was first appointed on October 17, 2003, did not meet during 2003.

         In evaluating and determining whether to recommend a person as a candidate for election as a director, the Committee considers, among other things, relevant management and/or industry experience; values such as integrity, accountability, judgment and adherence to high performance standards; independence pursuant to the guidelines set forth in the listing standards of the Nasdaq National Market System; ability and willingness to undertake the requisite time commitment to Board service; and an absence of conflicts of interest with the Company.

         The Committee may employ a variety of methods for identifying and evaluating nominees for director. The Committee will assess the need for particular expertise on the Board of Directors, the upcoming election cycle of the Board and whether any vacancies on the Board of Directors are expected due to retirement or otherwise. In the event that vacancies are anticipated, or otherwise arise, the Committee will consider various potential candidates for director that may come to the Committee's attention through current directors, the Company's professional advisors, stockholders or others.

         The Committee will consider candidates recommended by stockholders. The deadlines and procedures for stockholder recommendations of director candidates are the same as those described below under "Nomination of Directors and Stockholder Proposals." Following verification of the stockholder status of persons proposing candidates, the Committee will make an initial analysis of the qualifications of any candidate recommended by stockholders or others pursuant to the criteria summarized above to determine whether the candidate is qualified for service on the Company's Board before deciding to undertake a complete evaluation of the candidate. Other than the verification of compliance with procedures and stockholder status, and the initial analysis performed by the

Committee, a potential candidate nominated by a stockholder will be treated like any other potential candidate during the review process by the Committee.

         The Committee has approved the nominations of Drs. George A. Lopez and Robert S. Swinney for reelection as directors at the Annual Meeting. The Committee considered the candidates' past contributions to the Board of Directors, their willingness to continue to serve and the benefits of continuity in the membership of the Board of Directors and determined that the reelection of the two candidates was appropriate.

         The Board of Directors has adopted a Code of Business Conduct and Ethics for Officers, and a copy is available on the Company's website, www.icumed.com.

         During 2003, the Board met 13 times. Each director attended more than 75% of the total of all meetings of the Board and any committees on which he serves. It is the policy of the Company to invite and encourage all members of the board of directors to attend the annual meeting. In 2003, five directors attended the annual meeting.

COMMUNICATIONS WITH BOARD OF DIRECTORS

         The Company's Board of Directors has an established process for stockholder communications. Stockholders may send communications to the Board of Directors or any individual director by mail addressed to: Board of Directors, ICU Medical, Inc. 951 Calle Amanecer, San Clemente, California 92673. Communications addressed to the Board of Directors will be reviewed by the Secretary of the Company and directed to the Chairman of the Board for further review and distribution to certain or all members of the Board of Directors, if and as appropriate. Communications addressed to individual directors will be forwarded directly to the named director. In the past year, the Board of Directors did not take any material action as a result of any stockholder communications that it received.

EXECUTIVE COMPENSATION

COMPENSATION COMMITTEE REPORT

         During 2003, the Compensation Committee (the "Committee" under this heading) consisted of six directors who are not employees or former employees of, or consultants to, the Company. The Committee reviews the performance of the Company and the Chief Executive Officer, sets performance objectives, establishes the compensation of the Chief Executive Officer, and authorizes the grant of options to employees.

         The Company's policy in compensating executive officers is to establish methods and levels of compensation that will provide strong incentives to promote the profitability and growth of the Company and reward superior performance and that are sufficiently competitive to attract, retain and motivate highly competent management personnel. Compensation of executive officers includes base salary, performance-based incentive bonuses and stock-based programs.

         The Committee has adopted an executive compensation policy which provides a base salary and, if certain performance objectives are met, incentive bonuses and stock options. Upon achievement of performance objectives established by the Committee, officers other than Dr. Lopez could receive, in addition to base salaries, bonuses in amounts ranging from 20% to 33% of their base salaries. The Committee believes that performance-based and stock-based compensation serve to align the interests of the executive officers with the interests of the Company's stockholders.

         Bonuses were paid to officers who were deemed to have met the performance objectives for the first half of 2003; cash bonuses were not paid for the second half of 2003. Option awards to officers were made for both the first and second halves of 2003. Officers also receive options under a provision of the 1993 Plan that provides for automatic grants of options to each employee, including officers, every five years on the anniversary date of his or her employment.

         The base salary paid to Dr. Lopez in 2003 was set by the Committee in accordance with the Company's executive compensation policy at near the middle of the range of total compensation paid to chief executive officers of companies that the Committee deemed to be comparable to the Company. Under the executive compensation policy, Dr. Lopez received a cash incentive bonus of 55% of his annual base salary for the first half of 2003, but did not receive a bonus for the second half of 2003. Additionally, in 2003, Dr. Lopez was granted options to purchase 50,000 shares in each quarter. The executive compensation policy sets the incentive bonuses and the value of stock options to be awarded to Dr. Lopez at a higher percentage of his base salary than that awarded to other officers. The Committee believes that in view of the Chief Executive Officer's overall responsibility for the success of the Company, it is appropriate that a larger portion of his compensation be contingent on performance.


April 16, 2004

                                        COMPENSATION COMMITTEE


                                        Michael T. Kovalchik III, M.D., Chairman
                                        Jack W. Brown
                                        John J. Connors
                                        Joseph R. Saucedo
                                        Richard H. Sherman, M.D.
                                        Robert S. Swinney, M.D.

SUMMARY OF CASH AND CERTAIN OTHER COMPENSATION

         The following table shows the compensation earned for the past three years by each of the Company's executive officers whose 2003 compensation exceeded $100,000 (the "named executive officers").

                                               SUMMARY COMPENSATION TABLE

                                                                                    LONG TERM
                                                  ANNUAL COMPENSATION              COMPENSATION
                                           --------------------------------
             NAME AND POSITION                                                SECURITIES UNDERLYING         ALL OTHER
                                             YEAR    SALARY ($)   BONUS (1)      OPTIONS (#) (1)         COMPENSATION ($)
                                           -------   ----------   ---------   ---------------------      ----------------
George A. Lopez.........................     2003   $340,000       $187,000         200,000 (2)             $48,069 (3)
   Chairman of the Board,                    2002    340,000        374,000         250,000 (2)              44,369 (3)
   President and Chief Executive Officer     2001    340,000        374,000         300,000 (2)              41,268 (3)


Francis J. O'Brien......................     2003    222,000         27,750          25,000 (2)               2,500 (4)
   Secretary, Treasurer and                  2002    200,000         75,000          12,500 (2)               2,125 (4)
   Chief Financial Officer                   2001    200,000         50,000           1,500 (2)               2,125 (4)


Richard A. Costello.....................     2003    183,333         30,000          20,000 (2)               2,500 (4)
   Vice President of Sales                   2002    180,000         60,000          11,000 (2)               2,125 (4)
                                             2001    180,000         70,000          15,000 (2)               2,125 (4)


Steven C. Riggs..........................    2003    130,667         18,900           7,000 (2)               2,033 (4)
    Vice President of Operations             2002    116,792         33,900          23,750 (2)               1,884 (4)


Alison D. Burcar (5).....................    2003     90,000          8,500           5,000 (2)                  50 (4)
     Vice President of Marketing             2002     79,333         10,000           3,500 (2)                 184 (4)

(1) Bonus amounts are included in the year earned rather than the year actually paid; a portion is paid in the following year.

(2)  Options to acquire shares of the Company.

(3) Includes dollar value of life insurance premiums paid by the Company, based on the cost of term life insurance, plus the dollar value, on an actuarial basis, of the net cash surrender value accruing to the Diana Lopez Insurance Trust as owner of the life insurance policy on Dr. Lopez of $45,569 in 2003, $42,244 in 2002 and $39,161 in 2001 and Company matching contributions under Section 401(k) retirement plan for employees of $2,500 in 2003 and $2,125 in 2002 and 2001.

(4)  Company matching contribution under section 401(k) retirement plan.

(5)  Ms. Burcar is the niece of Dr. Lopez.

(6)  STOCK OPTION GRANTS

         Options to purchase Common Stock of the Company were granted in 2003 to employees under the ICU Medical, Inc. 1993 Stock Incentive Plan ("1993 Plan"), which provides for the grant of options to purchase up to 7,162,500 shares. The exercise price of options granted under the 1993 Plan is the fair market value of the Common Stock on the date of grant. All options granted under the 1993 Plan through April 2000 expire eleven years from issuance and are time-accelerated options which vest upon the earlier of the Company achieving specific operating performance levels or ten years from the date of grant. Options granted since April 2000 expire eleven years from issuance and vest in equal annual amounts on the first, second and third anniversary of issuance except for time-accelerated options granted in 2001, 2002, and 2003 on 16,500, 22,500 and 45,000 shares, respectively; 37,500 of those options vest five years from issuance, and the balance ten years from issuance, unless vesting is accelerated upon achievement of performance goals. The Company may issue more time-accelerated options in the future.

         In 2000, two of the Company's wholly owned subsidiaries, Budget Medical Products and SetFinder, Inc. adopted stock option plans. Options were to expire ten years from issuance, except Incentive Stock Options which were to expire five years from issuance. Options vested in equal annual amounts on the first, second and third anniversary of issuance. The subsidiary companies had certain rights to repurchase shares issued under options for as long as the subsidiary was not subject to the reporting requirements of the Securities Exchange Act of 1934. In 2002, non-director employees of the subsidiaries exchanged the options to acquire stock of the subsidiaries, which options were estimated to have an exercise price no less than the fair value of the subsidiaries stock, for options to buy the Company's Common Stock at fair market value on the exchange date. In January 2003, the remaining option holders, consisting solely of the Company's directors, agreed to surrender their options for no consideration, and the stock option plans of the subsidiaries were terminated.

                                        OPTION GRANTS IN LAST FISCAL YEAR

                                             INDIVIDUAL GRANTS
                           -------------------------------------------------------
                                         --           --            --

                                           % OF TOTAL                               POTENTIAL REALIZABLE VALUE AT
                             NUMBER OF       OPTIONS     EXERCISE                      ASSUMED ANNUAL RATES OF
                             SECURITIES      GRANTED     OR BASE                       STOCK PRICE APPRECIATION
                             UNDERLYING        TO         PRICE                            FOR OPTION TERM
                              OPTIONS       EMPLOYEES    PER SHARE     EXPIRATION   -----------------------------
         NAME                GRANTED (#)      IN 2003      ($/SH)          DATE        5% ($) (1)     10% ($) (1)
-------------------------  --------------  -----------  ------------  ------------  --------------  -------------
 George A. Lopez, M.D.         50,000         12%         $ 26.15       3/9/14        $928,769        $2,422,950
                               50,000         12%           32.68       6/9/14       1,160,517         3,027,529
                               50,000         12%           29.27       9/9/14       1,039,404         2,271,573
                               50,000         12%           34.18      12/9/14       1,213,970         3,166,976

 Francis J. O'Brien            12,500          3%           30.35       2/5/08         104,814           231,612
                               12,500          3%           29.57      9/20/08         102,103           225,822

 Richard A. Costello           10,000          2%           30.35       2/5/14         215,588           562,421
                               10,000          2%           29.57       9/2/14         210,012           547,874

Steven C. Riggs                 3,500           *           29.57       9/2/14          73,504           191,956

Alison D. Burcar                3,000           *           30.35       2/5/14          64,676           168,726
                                2,500           *           29.57       9/2/14          52,503           136,968

* Less than 1%

(1) The rates of stock appreciation reflected in the table are assumed solely for the purpose of compliance with the rules of the Securities and Exchange Commission relating to the disclosure of executive compensation. The Company's Common Stock has at times appreciated at rates substantially different than the assumed rates and at other times the value of the Common Stock has declined. Neither the assumed appreciation rates nor the actual changes in the share value of the Company's common stock since the dates of option grants are necessarily indicative of any future value of the Common Stock. The actual realizable value of the options may be substantially greater or less than that reflected in the table depending on the actual changes in the share value during the options' terms.

STOCK OPTION EXERCISES AND HOLDINGS

         AGGREGATED OPTION EXERCISES IN 2003 AND YEAR-END OPTION VALUES

         The following table contains information about stock options of the Company exercised during 2003, and stock options on shares of the Company held at December 31, 2003, by the named executive officers of the Company.

                                                                                          VALUE OF UNEXERCISED
                               SHARES                      NUMBER OF UNEXERCISED         IN-THE-MONEY OPTIONS AT
                              ACQUIRED        VALUE       OPTIONS AT YEAR-END(#)               YEAR-END($)
           NAME              ON EXERCISE    REALIZED     EXERCISABLE/UNEXERCISABLE      EXERCISABLE/UNEXERCISABLE
---------------------------- ------------ ------------ ------------------------------  ---------------------------
 George A. Lopez, M.D.               0     $       0       2,586,095  /  466,668        $61,201,935 /  $2,283,458
 Francis J. O'Brien                  0             0           1,972  /  115,085             26,063 /   2,270,007
 Alison D. Burcar                1,125        24,881           7,166  /    7,834            139,694 /      31,168
 Richard A. Costello             3,000        86,125          13,251  /   76,276            262,049 /   1,211,273
 Steven C. Riggs                 3,000        71,552          29,415  /   20,585            455,213 /      93,837

PERFORMANCE GRAPH

         The following graph shows the total stockholder return on the Company's Common Stock based on the market price of the Common Stock from January 1, 1998 to December 31, 2003 and the total returns of the Nasdaq Stock Market National Market Tier Index and Common Stocks of a peer group selected by the Company for the same period.

                     COMPARISON OF TOTAL RETURN FROM JANUARY 1, 1998 TO DECEMBER 31, 2003
                    AMONG ICU MEDICAL, INC., THE NASDAQ STOCK MARKET INDEX AND PEER GROUP



                                             [GRAPH APPEARS HERE]



                               1/1/98    12/31/1999     12/31/2000     12/31/2001    12/31/2002    12/31/2003
    ICU Medical, Inc.           100.0          69.3          136.9          202.3         254.3         233.8
    Nasdaq                      100.0         185.4          111.8           88.7          61.4          91.7
    Peer Group                  100.0         110.0          167.5          234.5         168.0         242.0

         Assumes $100 invested on January 1, 1998 in the Company's Common Stock, the Nasdaq Stock Market National Market Tier Index and the Peer Group.

         The companies in the peer group selected by the Company are Merit Medical Systems, Inc., Microtek Medical Holdings, Inc., ResMed, Inc., Utah Medical Products, Inc. and Vital Signs, Inc. The basis for the selection of the companies in the peer group is that, like the Company, they are all small to mid-size producers of medical products. The peer group for the graph above has been changed from the peer group for the 2002 performance graphs, by including ResMed, Inc. in place of Gish Biomedical, Inc., because there has been no public market for Gish shares since its acquisition prior to December 31, 2003.

DIRECTORS' COMPENSATION

         During 2003, the Company paid directors who were not employees of the Company an annual retainer of $10,000 plus $1,000 per day for attendance at meetings of the Board and $500 if the meeting is conducted telephonically. Pay for attendance at meetings of Committees of the Board is $750 per day, and $375 if the meeting is conducted telephonically. In addition, under the 2001 Directors' Stock Option Plan, each non-employee director was automatically awarded options to purchase 1,875 shares of Common stock each quarter in 2003.

EMPLOYMENT AGREEMENTS

         The Company enters into employment agreements with each named executive officer for semi-annual periods ending on June 30 and December 31, and they may be renewed for successive six-month periods upon expiration, unless terminated. They provide for an annual base salary and a bonus payable in cash based on achievement of performance goals. Under the employment agreement, Dr. Lopez receives quarterly grants of options to acquire the Company's stock. Under employment agreements with the other officers, options to acquire the Company's stock are awarded based on achievement of performance goals. In 2003, goals were deemed met for the first half of the year, but not the second half. The Committee approved the grant of options to the officers, other than Dr. Lopez, for the second half of 2003 even though performance goals had not been achieved. Options granted for 2003 expire eleven years from date of grant and vest in equal annual amounts on the first, second and third anniversary of issuance, except for 20,000 options granted to Mr. Costello and 25,000 options granted to Mr. O'Brien, which vest ten and five years, respectively, from date of issuance, unless vesting is accelerated upon achievement of performance goals.

         The Company also has an agreement with Dr. Lopez which generally provides that, in the event the Company undergoes a change in control, as defined, and his employment is terminated, or certain negative changes in condition of employment occur, within 24 months of a change in control, he will be entitled to three times his annual salary and bonus, payment of bonus through the date of termination or change in conditions, and continuation of benefits for three years, and any stock options he holds will vest in full. In addition, if any payments are subject to excise tax under Section 4999 of the Internal Revenue Code of 1986, as amended, he will be entitled to a "gross up" of payments to offset the effect of the excise tax. The company will not be entitled to a tax deduction for any payments made under the agreement that are subject to the excise tax.

LIFE INSURANCE

         The Diana Lopez Insurance Trust is the owner of a $3 million life insurance policy on Dr. Lopez. The Company has in the past advanced funds to pay the premium on the policy. The Company has a collateral assignment entitling it to recover, generally from the value of the policy, all premiums paid on the policy. Because of legislative changes, the Company has ceased paying premiums on the policy, and has not reached agreement with Dr. Lopez or the owner of the policy on the disposition of the policy. The current premium has not been paid. The total premiums paid to date are $479,000 and the net surrender value of the policy is approximately $384,000. If no further premiums are paid and no other action is taken, the policy will lapse in approximately fifteen years, at which time it will have no value.


                              SELECTION OF AUDITORS

         The Audit Committee of the Board of Directors of the Company has selected Deloitte & Touche LLP, as independent auditors of the Company for the year ending December 31, 2003, and has further directed that management submit the selection of independent auditors for ratification by the stockholders at the Annual Meeting. Deloitte & Touche LLP audited the Company's financial statements for the first time in 2002. Representatives of Deloitte & Touche LLP are expected to be present at the Annual Meeting and will have an opportunity to make a statement if they so desire and respond to appropriate questions.

         On July 22, 2002, we first engaged Deloitte & Touche LLP as our independent auditors. During the past two years and the subsequent interim period before we engaged Deloitte & Touche LLP, we had not (and no one on our behalf had) consulted with Deloitte & Touche LLP on the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on our financial statements, or any other matter that was either the subject of a disagreement or reportable event as set forth in the regulations of the Securities and Exchange Commission.

FEES PAID TO AUDITORS

         It is the policy of our Audit Committee to have the engagement of our independent auditor to perform any audit or non-audit services approved in advance by the Audit Committee. Such approval authority is delegated to the Chairman of the Audit Committee on behalf of the Audit Committee as permitted by the Audit Committee Charter.

         Deloitte & Touche LLP was our independent auditor for the past two years. Fees billed by Deloitte & Touche LLP for those years are as follows:

                                                    2003              2002
                                                  ---------        ---------
    Audit fees                                    $190,360         $ 48,200
    Audit related fees                              19,250            1,000
    Tax fees                                           -0-              -0-
    All other fees                                     -0-              -0-

    Audit related services:
      Seminar                                     $  5,000         $    -0-
      SEC filings                                    4,500            1,000
      Special audit procedures                       5,250              -0-
      Accounting consultation                        4,500              -0-
                                                  ---------        ---------
                                                  $ 19,250         $  1,000
                                                  =========        =========

The engagement for all audit related services was approved in advance by our Audit Committee.

         On June 18, 2002, we dismissed Arthur Andersen LLP ("Andersen") as our independent accountants. Andersen's report on our financial statements for 2001 did not contain an adverse opinion, a disclaimer of opinion or a qualification. During 2001 and the interim period of 2002 before we dismissed Andersen, there were no disagreements on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, and there were no "reportable events" as defined in the regulations of the Securities and Exchange Commission. The decision to change independent accountants was approved by the Audit Committee.

        We furnished Andersen a copy of our Current Report on Form 8-K dated June 18, 2002 containing the foregoing disclosures, and requested Andersen to furnish us a letter addressed to the Securities and Exchange Commission stating whether Andersen agreed with the foregoing disclosures, or, if not, stating the respects in which it does not agree. Andersen's letter stating that it agreed with our disclosures was included as an exhibit to the Form 8-K

         In 2002 we paid Andersen fees and expenses for the following services:

              Audit fees                      $47,040
              Audit related fees                1,500
              Tax fees                         47,040
              All other fees                   58,459

         Audit fees related to the audit of the 2001 consolidated financial statements and review of the quarterly consolidated financial statements included in the Company's March 31, 2002 Form 10-Q. Audit related services related to SEC filings ($1,000) and Other ($500). Tax fees were for tax planning and tax return preparation. All other fees were for financial information system design and implementation services.

        The Audit Committee had considered whether the provision of non-audit services was compatible with maintaining Arthur Andersen LLP's independence and concluded that there was no incompatibility.

AUDIT COMMITTEE REPORT

         The Company's audited consolidated financial statements are included in the Company's Annual Report to Shareholders and Form 10-K. The Audit Committee has reviewed and discussed those financial statements with management of the Company and has discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, "Communication with Audit Committees," as amended. Further, the Committee has received the written disclosures and the letter from the independent auditors required by Independence Standards Board Standards No. 1, "Independence Discussions with Audit Committees", as amended, and has discussed the independent auditor's independence with them. Based on these reviews and discussions, the Audit Committee has recommended to the Board of Directors that the audited consolidated financial statements be included in the Company's Annual Report to Stockholders and Form 10-K.

April 16, 2004

                                                    AUDIT COMMITTEE

                                                    Joseph R. Saucedo, Chairman
                                                    John J. Connors
                                                    Jack W. Brown


                                  OTHER MATTERS

         The Company knows of no other matters to be brought before the Annual Meeting. If any other matters are properly presented for action, the persons named in the accompanying proxy intend to vote on such matters in their discretion.

                                  ANNUAL REPORT

         The Company's Annual Report for the year ended December 31, 2003 is being mailed to all stockholders together with this Proxy Statement. The Company's Annual Report is also posted on the Company's web site, www.icumed.com.

         THE COMPANY WILL PROVIDE, WITHOUT CHARGE, A COPY OF ITS ANNUAL REPORT ON FORM 10-K, INCLUDING FINANCIAL STATEMENTS AND RELATED SCHEDULES, FILED WITH THE SECURITIES AND EXCHANGE COMMISSION UPON REQUEST IN WRITING FROM ANY PERSON WHO WAS A HOLDER OF RECORD, OR WHO REPRESENTS IN GOOD FAITH THAT HE OR SHE WAS A BENEFICIAL OWNER, OF COMMON STOCK OF THE COMPANY ON APRIL 5, 2004. ANY SUCH REQUEST SHALL BE ADDRESSED TO THE SECRETARY OF THE COMPANY AT 951 CALLE AMANECER, SAN CLEMENTE, CA 92673. THE COMPANY'S ANNUAL REPORT ON FORM 10-K IS ALSO POSTED ON THE COMPANY'S WEB SITE, WWW.ICUMED.COM.

                           NOMINATION OF DIRECTORS AND
                       SUBMISSION OF STOCKHOLDER PROPOSALS

         Any stockholder who intends to nominate persons for election as directors at an annual meeting shall give timely written notice to the Secretary of the Company setting forth (a) as to each nominee whom the stockholder proposes to nominate for election or reelection as a director, (i) the name, age, business address and residence address of the nominee, (ii) the principal occupation or employment of the nominee, (iii) the class and number of shares of capital stock of the corporation which are beneficially owned by the nominee and
(iv) any other information concerning the nominee that would be required under the rules of the Securities and Exchange Commission in a proxy statement soliciting proxies for the election of such nominee; and (b) as to the stockholder giving the notice, (i) the name and record address of the stockholder and (ii) the class and number of shares of capital stock of the Company which are beneficially owned by the stockholder. Such notice shall include a signed consent of each such nominee to serve as a director of the Company, if elected. The Company may require any proposed nominee to furnish such other information as may reasonably be required by the Company to determine the eligibility for such proposed nominee to serve as a director of the Company. Any stockholder who intends to propose any business at a meeting shall give timely written notice to the Secretary of the Company setting forth as to each matter the stockholder proposes to bring before the meeting (i) a brief description of the business to be brought before the meeting and the reasons for conducting the business at the meeting, (ii) the name and record address of the stock holder giving the notice, (iii) the class and number of shares of capital stock of the Company that are beneficially owned by the stockholder, and by any other stockholders known by the stockholder giving the notice to be supporting the proposal and (iv) any material or financial interest of the stockholder in such business. Either of the notices described above will be timely if it is delivered to or mailed and received at the Company's executive offices not less than 50 days nor more than 75 days prior to the date of the annual meeting, unless the Company has given less than 60 days notice or prior public disclosure of the date of the meeting, in which case the notice must be received by the Company not less than 10 days after notice of the meeting was mailed or public disclosure of the date of the meeting was made. A proposal that a stockholder wants the Company to include in the Proxy Statement for the 2004 Annual Meeting must be received by the Company at its principal executive offices by December 21, 2004 or if the date of the annual meeting is changed by more than 30 days from May 28, then the deadline is a reasonable time before the Company begins to print and mail its proxy materials, to be included in the Proxy Statement for that meeting, and all other conditions for such inclusion must be satisfied.


      COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934

         Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers and directors and persons who own more than 10% of the Company's Common Stock to file reports on prescribed forms regarding ownership of and transactions in the Common Stock with the Securities and Exchange Commission and to furnish copies of such forms to the Company. Based solely on a review of the forms received by it, the Company believes that with respect to 2003 the following Section 16(a) filings were not filed on a timely basis: two Form 4 filings each for Messrs. Brown, Connors and Saucedo, Drs. Kovalchik, Sherman and Swinney; three Form 4 filings for Ms. Burcar; one Form 4 filing for Dr. Lopez; one Form 4 filing each for Messrs. Costello, O'Brien and Riggs. Thirteen of the Form 4 filings were filed one day late and none were more than three days late.


                             SOLICITATION OF PROXIES

         The cost of this solicitation of proxies will be borne by the Company. Solicitations will be made by mail, telephone or telegram and personally by directors, officers and other employees of the Company, but such persons will not receive compensation for such services over and above their regular salaries. The Company will reimburse brokers, banks, custodians, nominees and fiduciaries holding stock in their names or in the names of their nominees for their reasonable charges and expenses in forwarding proxies and proxy material to the beneficial owners of such stock.


                                              BY ORDER OF THE BOARD OF DIRECTORS

                                              /S/ FRANCIS J. O'BRIEN

                                              Francis J. O'Brien, Secretary

                                                                     Appendix I

                             AUDIT COMMITTEE CHARTER

                      ADOPTED BY THE BOARD OF DIRECTORS OF

                                ICU MEDICAL, INC.

                                  JULY 25, 2003


There shall be a committee of the Board of Directors to be known as the Audit Committee.

PURPOSE

The purpose of the Audit Committee (the "Committee") of the board of directors (the "Board") of ICU Medical, Inc. (the "Company") is to oversee the accounting and financial reporting processes of the Company and audits of its financial statements. The Committee is not responsible, however, for planning or conducting audits, or determining whether the Company's financial statements are complete and accurate or in accordance with generally accepted accounting principles.

COMPOSITION

The Committee shall be composed of three or more directors, as determined by the Board, each of whom shall be "independent", as that term is defined in Section 10A(m) of the Securities Exchange Act of 1934 (the "Exchange Act"), and the Rules and Regulations (the "Regulations") of the Securities and Exchange Commission (the "Commission") under the Exchange Act, and shall meet the independence and financial literacy requirements of the Nasdaq Stock Market. At least one member of the Committee shall be an "audit committee financial expert", as that term is defined in the Regulations, and shall have past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background which results in the individual's financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities.

STATEMENT OF POLICY

The Audit Committee shall provide assistance to the Board of Directors in fulfilling its responsibility to shareholders relating to corporate accounting, reporting practices of the Company and the quality and integrity of the financial reports of the Company.

RESPONSIBILITIES

The responsibilities of the Audit Committee are to:

ENGAGEMENT OF INDEPENDENT AUDITORS
----------------------------------

o Appoint and provide for the compensation of a "registered public accounting firm" (as that term is defined in Section 2(a) of the Sarbanes-Oxley Act of 2002) to serve as the Company's independent auditor, oversee the work of the independent auditor (including resolution of any disagreements between management and the independent auditor regarding financial reporting), evaluate the performance of the independent auditor and, if so determined by the Committee, replace the independent auditor; it being acknowledged that the independent auditor is ultimately accountable to the Board and the Committee, as representatives of the stockholders.

o Ensure the receipt of, and evaluate the written disclosures and the letter that the independent auditor submits to the Committee regarding the auditor's independence in accordance with Independence Standards Board Standard No. 1, discuss such reports with the auditor, oversee the independence of the independent auditor and, if so determined by the Committee in response to such reports, take appropriate action to address issues raised by such evaluation.

CONDUCT OF THE AUDIT
--------------------

o Discuss with the independent auditor the matters required to be discussed by SAS 61, as it may be modified or supplemented.

o Meet with the independent auditors and financial management of the Company to review the scope of the proposed audit for the current year and the audit procedures to be utilized, and at the conclusion thereof review the results of such audit, including any comments or recommendations of the independent auditors.

o Instruct the independent auditor to advise the Committee if there are any subjects that require special attention.

o Instruct the independent auditor to report to the Committee on all critical accounting policies of the Company, all alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, ramifications of the use of such alternative disclosures and treatments and the treatment preferred by the auditors, and other material written communication between the auditors and management.

o Review and approve, after discussion with management and the independent auditors, the initial selection of and any changes in accounting principles or policies that effect the Company's external financial statements, and the accounting for and disclosure of any significant unusual transaction.

o Meet with management and the independent auditor to discuss the annual financial statements and the report of the independent auditor on those financial statements and the Company's internal controls, and to discuss significant issues encountered in the course of the audit work, including: restrictions on the scope of activities; access to required information; the adequacy of internal financial controls; the adequacy of the disclosure of off-balance sheet transactions, arrangements, obligations and relationships in reports filed with the Commission; and the appropriateness of the presentation of any non-GAAP pro forma financial measures (as defined in the Regulations) included in any report filed with the Commission or in any public disclosure or release.

o Discuss with management and the independent auditors any consultation by management with other accountants about significant accounting and auditing matters, including the independent auditor's views about such matters.

o Review with the independent auditors and financial management, among other things, sensitive accounting estimates by management that have a material effect on the financial statements and the basis for the independent auditor's conclusions regarding the reasonableness of those estimates, significant audit adjustments, the independent auditor's responsibility for information other than the financial statements that is contained in the annual report including any procedures the independent auditors performed and the results of those procedures, and the accounting for and disclosure of any significant unusual transaction.

o Discuss with the independent auditor any disagreements with management concerning matters such as application of accounting policies, management's judgments abut accounting estimates, disclosures in the financial statements, audit scope or the wording of the audit report.

o Discuss with management and the independent auditor the independent auditor's judgments about the quality of the company's accounting principles as applied in its financial reporting.

o Following such reviews and discussions, if so determined by the Committee, recommend to the Board that the annual financial statements be included in the Company's annual report.

OTHER COMMUNICATIONS
--------------------

o Review the management letter, if any, delivered by the independent auditor in connection with the audit.

o Meet quarterly with management and the independent auditor to discuss the quarterly financial statements prior to the filing of the Form 10-Q; provided that this responsibility may be delegated to the chairman of the Committee.

o Meet at least once each year in separate executive sessions with management, the internal auditor (if any) and the independent auditor to discuss matters that any of them or the Committee believes could significantly affect the financial statements and should be discussed privately.

INTERNAL AUDIT (Nothing herein is to imply that the Company should have an -------------- internal auditor)

o        Review the scope and results of internal audits, if any.

o Evaluate the performance of the internal auditor, if any, and, if so determined by the Committee, recommend replacement of the internal auditor.

OTHER GOVERNANCE RESPONSIBILITIES
---------------------------------

o Review accounting and finance personnel resources and succession planning and make the Committee's recommendations, if any, to the Board.

o Conduct or authorize such inquiries into matters within the Committee's scope of responsibility as the Committee deems appropriate.

o Provide minutes of Committee meetings to the Board, and report to the Board on any significant matters arising from the Committee's work.

o At least annually, evaluate the performance of the Committee, review and reassess this Charter and, if appropriate, recommend changes to the Board.

o Prepare the Committee report required by the Regulations to be included in the Company's annual proxy statement.

o Establish a procedure for receipt, retention and treatment of any complaints received by the Company about its accounting, internal accounting controls or auditing matters and for the confidential and anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

o Review and approve certifications concerning the Committee that are required by NASDAQ.

o Approve, in accordance with sections 10A(h) and (i) of the Exchange Act and the Regulations of their performance, all professional services to be provided to the Company by its independent auditor, provided that the Committee shall not approve any non-audit services proscribed by
         Section 10A(g) of the Exchange Act in the absence of an applicable exemption. The Committee may adopt policies and procedures for the approval of such services which may include delegation of authority to a designated member or members of the Committee the authority to approve such services so long as any such approvals are disclosed to the full Committee at its next scheduled meeting.

o Review any non-audit services not recognized in advance by the Company to be such. Fees for these non-audit services should not aggregate more than 5% of the total fees to the auditor.

o        Review and approve all related party transactions.


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AUTHORITY

By adopting this Charter, the Board delegates to the Committee full and exclusive authority to:

         1. Perform each of the responsibilities of the Committee described above.

         2. Appoint a chair of the Committee, unless a chair is designated by the Board.

         3. Engage independent counsel and other advisors as the Committee determines necessary to carry out its responsibilities.

         4. Cause the officers of the Company to provide such funding as the Committee shall determine to be appropriate for payment of compensation to the Company's independent auditor and any legal counsel or other advisors engaged by this Committee, and payment of ordinary administration expenses of the audit committee that are necessary or appropriate in carrying out its duties.


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